                                                                   Exhibit 10.7


                                 FOURTH AMENDMENT
                          TO REVOLVING CREDIT AGREEMENT


         This FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Fourth Amendment") dated as of July 29, 1996, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON, BANK OF AMERICA ILLINOIS, NATIONSBANK, N.A., CORESTATES BANK, N.A., THE SUMITOMO BANK, LIMITED (ASSIGNEE OF THE DAIWA BANK, LIMITED), (collectively, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BANK OF AMERICA ILLINOIS as co-agent for the Banks. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).


         WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Amended and Restated Revolving Credit Agreement dated as of May 15, 1995 (as amended by the First Amendment dated as of November 13, 1995 and the Second Amendment dated as of December 1, 1995, and the Third Amendment dated as of March 29, 1996 and as may be further amended, modified or supplemented and in effect from time to time, the "Credit Agreement");


         WHEREAS, the Borrower has requested that certain terms and conditions of the Credit Agreement be amended and the Banks and the Agent have agreed to so amend the Credit Agreement;


         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  AMENDMENT TO THE CREDIT AGREEMENT.


                  1.1 SCHEDULE 1. Schedule 1 to the Credit Agreement is hereby amended by deleting it in its entirety and substituting the Schedule 1 attached hereto in place thereof.



         2. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall not become effective unless and until:


         (a) this Fourth Amendment shall have been executed and delivered by each of the Borrower, the Banks, the Agent and the Guarantor;


         (b) the Borrower shall have executed and delivered to each of the Banks (i) an Amended and Restated Revolving Credit Note or a Revolving Credit Note, as the case may be, in substantially the form of Exhibit A attached to the Credit Agreement in an amount equal to such Bank's Commitment as set forth on
                  Schedule 1 attached to the Credit Agreement, as amended hereby, each such Note to be in form and substance satisfactory to each Bank (collectively, the "Replacement Notes").

         (c) all corporate action necessary for the valid execution, delivery and performance by the Borrower of the Credit Agreement, as amended by this Fourth Amendment, and the Replacement Notes shall have been taken, and evidence thereof satisfactory to the Banks shall have been provided to the Banks; including, without limitation, copies, certified by the Secretary or Assistant Secretary of the Borrower as of the date hereof, of the resolutions of the Borrower approving this Fourth Amendment;

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                                      -2-



                  and copies, certified by the Secretary or Assistant Secretary of the Guarantor as of the date hereof, of the resolutions of the Guarantor approving this Fourth Amendment, in a form satisfactory to the Agent and all documents incident hereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request in a form satisfactory to the Agent.

         (d) each of the Banks shall have received a certificate of the Secretary or Assistant Secretary of the Borrower or ACFC, as applicable, stating (i) that no amendments to the charter documents of the Borrower or ACFC have been adopted since May 15, 1995 (other than as set forth in such certificate); (ii) stating that the information set forth in the Perfection Certificates delivered to the Agent on May 15, 1995 remains true and complete in all respects; (iii) setting forth the name, title and specimen signature of each individual who shall be authorized to (A) sign, in the name and on behalf of the Borrower and ACFC this Fourth Amendment and the Replacement Notes; and (B) to give notices and to take other action under the Loan Documents, as amended hereby.

         (e) the Banks and the Agent shall have received from counsel to the Borrower and the Guarantor an opinion addressed to the Banks dated the Effective Date, in form and substance satisfactory to the Banks, regarding this Fourth Amendment, the continuing effectiveness of the Security Documents, and the Replacement Notes;

         (f) the Banks shall have received satisfactory evidence that the Security Documents are effective to create in favor of the Agent, on behalf of the Banks, a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in the Collateral, including without limitation, results of UCC Searches with respect to the Collateral;

         (g) the Banks shall have received from each bank at which the Borrower or any of its Subsidiaries (other than Funding) maintains depository accounts an agreement, in form and substance satisfactory to the Agent, concerning the Agent's security interest for the benefit of the Banks and the Agent in such accounts;

         (h) the Banks shall have received an officer's certificate, in form and substance satisfactory to the Agent, of the Borrower dated as of the Effective Date as to the solvency of the Borrower and its Subsidiaries following the consummation of the transactions contemplated herein;

         (i) the Banks shall have received the most recent (i) monthly status reports under the Funding Indenture and (ii) monthly settlement reports under the Funding II Credit Agreement delivered to the Borrower;

         (j) the Banks shall have received the most recent Accounts Receivable aging report of (i) the Borrower and its Subsidiaries and (ii) ACFC;

         (k) the Banks shall have received the most recent Compliance Certificate required to be delivered by the Borrower pursuant to Section 7.4(c) of the Credit Agreement; and


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                                      -3-



         (l) the Banks shall have received the most recent Borrowing Base Certificate required to be delivered by the Borrower pursuant to Section7.4(e) of the Credit Agreement.



         3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants to the Agent and the Banks that (a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Fourth Amendment, are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in Sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Fourth Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.



         4. RATIFICATION, ETC. Except as expressly amended by this Amendment, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower confirms and agrees that the Obligations of the Borrower to the Banks under the Loan Documents, as amended hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrower, the Guarantor, the Agent and the Banks hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations, as affected and increased hereby and as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Agent on behalf of the Banks thereunder shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Amendment. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement.



         5. MISCELLANEOUS. The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Fourth Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute part of this Fourth Amendment for any other purpose. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without reference to conflict of laws).




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         IN WITNESS WHEREOF, the undersigned have duly executed this Fourth
Amendment as a sealed instrument as of the date first set forth above.

                                           HPSC, INC.


                                           By: Rene Lefebvre
                                              __________________________________
                                                    Name: Rene Lefebvre
                                                    Title: CFO


                                           THE FIRST NATIONAL BANK
                                             OF BOSTON, individually and
                                              as Agent


                                           By: Mitchell B. Feldman
                                              __________________________________
                                                    Name: Mitchell B. Feldman
                                                    Title: Managing Director


                                           BANK OF AMERICA ILLINOIS,
                                              individually and as co-agent


                                           By: Nelson Albrecht
                                              __________________________________
                                                    Name: Nelson Albrecht
                                                    Title: Vice President

                                           NATIONSBANK, N.A.


                                           By: Roger A. Lee
                                              __________________________________
                                                    Name: Roger A. Lee
                                                    Title: Vice President

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                                                 CORESTATES BANK, N.A.


                                                 By: Verna R. Prentice
                                                    ____________________________
                                                         Name: Verna R. Prentice
                                                         Title: Vice President


                                                 THE SUMITOMO BANK, LIMITED

                                                 By: Alfred DeGemmis
                                                    ____________________________
                                                        Name: Alfred DeGemmis
                                                        Title: Vice President


                                                 By: Stephen O'Sullivan
                                                    __________________________
                                                        Name: Stephen O'Sullivan
                                                         Title: Assistant Vice
                                                                President


Consented to by the undersigned Guarantor:

AMERICAN COMMERCIAL
  FINANCE CORPORATION


                        By: John W. Everets
                           ______________________________

                            John W. Everets
                            President

                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                                   Schedule 1
              Banks; Addresses; Commitments; Commitment Percentages
                            dated as of July 29, 1996

                        BANK'S NAME AND ADDRESS                            COMMITMENT              PERCENTAGE
                        -----------------------                            ----------              ----------
      The First National Bank of Boston                                   $18,750,000                 25%
      100 Federal Street
      Boston, MA  02110
      Attn.:  Mitchell B. Feldman, Director
      Phone: 617-434-5760
      Fax: 617-434-0637

      NationsBank, N.A.                                                   $18,750,000                 25%
      100 South Charles Street
      Fourth Floor
      Baltimore, MD 21201
      Attn: Roger A. Lee, Vice President
      Phone: 410-547-5888
      Fax: 410-576-2958

      Bank of America Illinois                                            $15,000,000                 20%
      231 South LaSalle Street
      Chicago, IL  60697
      Attn.:  Nelson Albrecht, Vice President
      Phone: 312-828-3166
      Fax: 312-828-1997

      CoreStates Bank, N.A.                                               $15,000,000                 20%
      1339 Chestnut Street, FC-1-8-11-24
      Philadelphia, PA 19107
      Attn.:  Verna R. Prentice, Vice President
      Phone: 215-973-5866
      Fax: 215-786-7704

      The Sumitomo Bank, Limited                                          $ 7,500,000                 10%
      One Post Office Square, Suite 3820
      Boston, MA 02109
      Attn.:  Alfred DeGemmis, Vice President
      Phone: 617-451-3200
      Fax: 617-423-4884

                                 TOTAL                                    $75,000,000                 100%